SCHEDULE 14A
            (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

       SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.             )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]Preliminary Proxy Statement[ ]Confidential,
                                 for Use of the
                                 Commission
                                 Only (as
                                 permitted by
                                 Rule 14a-
                                 6(e)(2))
[ ]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                Diversifax, Inc.
(Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[ ]Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]Fee paid previously with preliminary materials.

[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                               PRELIMINARY COPY
DIVERSIFAX, INC.
4274 Independent Court
Sarasota, FL 34234-2109
___________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on November 18, 1998
____________________

To the Stockholders of
DIVERSIFAX, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of Diversifax, Inc. will be held at the principal office of the Company, 4274 Independent Court, Sarasota, FL
34234-2109, on November 18, 1998, at 2:00 p.m., Eastern
Standard time, for the following purposes:

1.To elect the Board of Directors to serve until the next
Annual Meeting of Stockholders and until their suc-cessors are duly elected and qualified;

2.To approve a proposed amendment to the Company's
Certificate of Incorporation to increase the number of authorized shares of Common Stock (the "Share
Increase") from 40,000,000 to 70,000,000;

3.To ratify the selection by the Board of Directors of Hoberman, Miller, Goldstein & Lesser, P.C. to serve as independent auditors for the year ending November 30, 1998; and

4.To transact such other business as may properly be presented for action at the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October __, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual
Meeting or any adjournments thereof.

Holders of a majority of the outstanding shares must be present in person or by proxy in order for the Annual Meeting to be held. WHETHER OR NOT YOU EXPECT TO ATTEND
THE ANNUAL MEETING, YOUR PROXY VOTE IS
IMPORTANT.  ACCORDINGLY, YOU ARE REQUESTED
TO MARK, SIGN, AND DATE THE ENCLOSED PROXY
FORM AND RETURN IT IN THE ACCOMPANYING
STAMPED ENVELOPE. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the Annual
Meeting.

All stockholders are cordially invited to attend the Annual
Meeting.
             By Order of the Board of Directors
                  Kenneth Ross Wolfe, Secretary

Dated: October __, 1998
IT IS IMPORTANT THAT THE ENCLOSED PROXY
FORM BE
COMPLETED AND RETURNED PROMPTLY.
PRELIMINARY COPY
DIVERSIFAX, INC.
4274 Independent Court
Sarasota, FL 34234-2109
            _______________

            PROXY STATEMENT
            _______________

    ANNUAL MEETING OF STOCKHOLDERS

           November 18, 1998

        SOLICITATION OF PROXIES
          ___________________

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Diversifax, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the principal office of the Company, 4274 Independent Court, Sarasota, FL 34234-2109, on
November 18, 1998, at 2:00 p.m., Eastern Standard time, and any adjournments thereof.

A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary of the Company before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy thereat and vote in person if he or she so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted FOR the election of the nominees for directors herein, FOR the proposed amendment to the Company's Certificate of Incorporation to effect the increase (the "Share Increase") in the number of authorized shares of common stock, par value $.001 per share, of the Company ("Common Stock") from 40,000,000 to 70,000,000 and FOR ratification of the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as independent auditors.

Only recordholders of Common Stock on the close of business on October __, 1998 will be entitled to notice of, and to vote at, the Meeting. At the close of business on such date, the Company had issued and outstanding __________ shares of Common Stock. Each share entitles the holder thereof to one vote on each matter to be presented at the Meeting. Nominees for directors shall be elected by stockholders holding a plurality of the shares of Common Stock present, or represented, and entitled to vote at the Meeting. Adoption of the proposed amendment to the Company's Certificate of Incorporation to effect the Share Increase requires the affirmative vote of the holders of shares of Common Stock representing a majority of the votes entitled to be cast at the Meeting. Approval of each other proposal to be acted upon at the Meeting requires a vote of a majority of the shares present, or represented, and entitled to vote at the Meeting. Abstentions will be counted towards the tabulation of votes cast on each proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a proposal has been approved.

The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers, or other personnel of the Company (who will receive no extra compensation for these services) in person or by telephone, telefax, or telegraph. The Company also will request brokerage houses, custodians, nominees, fiduciaries, or other persons holding shares of Common Stock in their names or in the names of their nominees to forward these proxy materials to the beneficial owners of the Common Stock and will reimburse such persons for their reasonable expenses in connection therewith. The approximate date of mailing of this Proxy Statement and accompanying proxy is October __, 1998.


 NOMINATION AND ELECTION OF DIRECTORS

Three directors, all of whom are members of the present
Board of Directors, are nominees for election to hold office until the next annual meeting and until their respective successors are elected and qualified. Unless authority to vote for the election of directors shall have been withheld, it is intended that proxies in the accompanying form will be voted at the Meeting for the election of the nominees named below. If any nominee, for any reason presently unknown to the Company, should refuse or be unable to serve, the shares represented by proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee.

The nominees for the Board of Directors of the Company are as follows:

Name

Age

OfficeIrwin A. Horowitz61Chairman of the Board,
Chief Executive Officer and President
Kenneth Ross Wolfe
52Secretary and DirectorJudd Rothman55Director

Irwin A. Horowitz has been the Chairman of the Board, Chief Executive Officer, and President of the Company since November 1, 1993. From July through October 1993, he served as Chief Operating Officer of the Company. For more than the past five years, Dr. Horowitz has been Chairman of the Board and President of IMSG Systems, Inc. and certain affiliated companies which were acquired by the Company effective
November 1, 1993. Dr. Horowitz is a director of Dynamics Imaging, Inc., a company which is primarily engaged in the development of advanced medical technologies, and International Industries, Inc., a company which is primarily engaged in the manufacture and distribution of cigars and automated cigar vending machines.

Kenneth Ross Wolfe has been a director of the Company since November 1, 1993 and was Secretary of the Company from November 1994 to January 1996, and has served as Secretary of the Company from May 1996 to present. Mr.
Wolfe is an attorney who has maintained a private law practice since 1976 and, since January 1, 1998, has been the senior partner of Wolfe, Romano & Joyce, LLP. From 1969 to 1976, he was a prosecuting attorney in New York, including two years as a Special Assistant Attorney General in the Office of The Special State Prosecutor, investigating corruption in the criminal justice system. Mr. Wolfe received his JD degree from Brooklyn Law School in 1969, where he served as a member of the law review. He is admitted to practice in New York, as well as various federal courts, including the United States Supreme Court.

Judd Rothman has been a director of the Company since
February 5, 1998. Mr. Rothman is one of the Company's original founders and the former Treasurer and Chief Financial
Officer from 1989 to 1993.  Since 1994, Mr. Rothman has been
President of ProTect Business Management Corp., a management consulting firm. Since 1992, Mr. Rothman has also been President of Rothman & Rothman P.C., Certified Public
Accountants. Mr. Rothman received a BS degree from the University of Louisville.

No family relationship exists between any director or executive officer and any other director or executive officer.

The Board of Directors recommends that the stockholders vote for the election of all of the above-named nominees to the Board of Directors.


   BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors held two meetings during the year ended November 30, 1997, each of which were attended by all of the then directors of the Company, and the Board of Directors acted by unanimous consent on four occasions.

The Company's audit committee, which was formed to review the adequacy of the Company's internal controls and meet periodically with management and the Company's independent auditors, is comprised of Messrs. Kenneth Wolfe and Judd
Rothman.  Such committee held no meetings during fiscal 1997.
The Company has no standing compensation or nominating committee.


COMPENSATION OF DIRECTORS

The directors of the Company are not currently compensated, nor were they during the last fiscal year, for their services as such, except through the issuance of stock options. In
September 1995, options to purchase 100,000 shares of Common
Stock at an exercise price of $4.125 were granted to Mr. Wolfe. Such options vest at the rate of 20,000 per year (the first 20,000 vested upon grant) and terminate 90 days after Mr. Wolfe ceases to serve as a director. In December 1996, Mr. Wolfe received additional options to purchase 100,000 shares of Common Stock at an exercise price of $2.375 per share. Such options vested as to 40,000 shares upon grant and as to 20,000 shares on each September 5 in 1997, 1998 and 1999. In connection with such grant, Mr. Wolfe agreed to cancel the unvested portion (for
60,000 shares) of his original options. In February 1998, the exercise price of all options held by Mr. Wolfe was reduced to $.375 per share and in April 1998 the exercise price of such options was further reduced to $.1875 per share. In February, 1998, Mr. Rothman received options to purchase 100,000 shares of Common Stock at an exercise price of $.3125 per share.
Such options vest as to 20,000 shares on each February 5 in 1998, 1999, 2000, 2001 and 2002.

 BENEFICIAL OWNERSHIP OF THE COMPANY'S
SECURITIES

The following table sets forth, as of September __, 1998, certain information (based on publicly available filings) regarding beneficial ownership of the Common Stock by (a) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock,
(b) each director of the Company, (c) the named Executive
Officer (as defined below), and (d) all of the Company's executive officers and directors as a group.

Name and Address of
Beneficial Holder     C

Number of Shares
Beneficially Owned(1)
                             Percentage of Class
Dr. Irwin A. Horowitz
111 Ocean Place
Sarasota, Florida  24242
   9,623,097 (2)     50.5%

Kenneth Ross Wolfe
532 Broad Hollow Road
Melville, New York  11747
    120,000 (3)                         *

Judd Rothman
31 Oak Street
Patchogue, New York
    217,850 (4)                             1.4%

All officers and directors as a
group (3 persons)
  9,960,947 (5)                               51.9%
*less than 1%.

(1)Unless otherwise indicated below, all shares are owned beneficially and of record.

(2)Includes 1,150,000 shares of Common Stock underlying options exercisable within 60 days and 2,163,097 shares of Common Stock underlying warrants exercisable within 60 days.

(3)Includes 120,000 shares of Common Stock underlying options exercisable within 60 days.

(4)Includes 20,000 shares of Common Stock underlying options exercisable within 60 days.

(5)Includes an aggregate of 1,290,000 shares of Common
Stock underlying options exercisable within 60 days and an aggregate of 2,163,097 shares of Common Stock underlying warrants exercisable within 60 days.

                  EXECUTIVE COMPENSATION

The following table sets forth information with respect to the compensation paid by the Company in the fiscal years ended November 30, 1997, 1996, and 1995 to the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officer of the Company (or a subsidiary of the Company) received salary and bonus payments in excess of $100,000 in the fiscal year ended November 30, 1997. For the purposes of this table, warrants are deemed to be equivalent to stock options.

                                       Annual Compensation
Long Term Compensation
Name and Principal
Position
YearSalary ($)Bonus ($)Other ($)(1)Securities Underlying
Options (#)
Dr. Irwin A. Horowitz
Chairman of the Board
of Directors, Chief
Executive Officer,
and President
1997125,000(2)--88,7242,485,5771996126,142--67,2001,277,5201995201,923--65,155--

(1) Represents the fair market value of benefits and perquisites afforded by the Company to Dr. Horowitz.

(2) Includes accruals of $91,896 for amounts that were deferred.
Option Grants in Fiscal 1997
(Individual Grants)

The following table sets forth certain information for the Named Executive Officer with respect to grants of options (for the purposes of this table, warrants are deemed to be equivalent to stock options) to purchase Common Stock made during the fiscal year ended November 30, 1997.

Name
No. of
Securities
Underlying
Options
Granted (#)
C

% of Total
Options
Granted to
Employees
  in Year
   Exercise Price
 ($/Sh)
C

Expiration
   Date
Irwin A. Horowitz 38,270
711,730
350,000
1,100,000
285,577
 1.4%
25.2%
12.9%
38.9%
10.1%
2.613(1)
2.375(2)
1.9375(2)
 .84375(2)
 .6875(2)
12/16/01
12/16/01
5/5/02
9/3/00
10/27/00

(1)The exercise price of these options was lowered to $.4125 on February 19, 1998 in partial consideration of the interest free extension of Dr. Horowitz's loans to the Company. Such exercise price was further lowered to $.20625 on April 1, 1998 in partial consideration of the further interest free extension of Dr. Horowitz's loans to the Company. See
"Certain Relationships and Related Transactions."

(2)The exercise price of these options and warrants was lowered to $.375 on February 19, 1998 in partial consideration of the interest free extension of Dr. Horowitz's loans to the Company. Such exercise price was further lowered to $.1875 on April 1, 1998 in partial consideration of the further interest free extension of Dr. Horowitz's loans to the Company. See "Certain Relationships and Related
Transactions."


Aggregated Option Exercises During Fiscal 1997 and Year
End Option Values

The following table provides information related to options exercised by the Named Executive Officer during 1997 and the number and value of options held at November 30, 1997. The Company does not have any outstanding stock appreciation rights (for the purposes of this table, warrants are deemed to be equivalent to stock options).

Name
   Shares
Acquired on
Exercise(#)
C

Value
Realized
   ($)
C

Number of Unexercised
   Options at Year End(#)
Exercisable    Unexercisable

Value of Unexercised In-
the-Money Options at Year
              End ($)
Exercisable   Unexercisable
Irwin A. Horowitz
----3,313,097450,00000
Employment Agreement

    During fiscal 1997, Dr. Horowitz divided his business time primarily between New York (the location of the Company's then principal office and significant customers) and Florida (where the Company also has significant business). On October
29, 1996, the Company entered into a renewable one year
Employment Agreement with Dr. Horowitz, pursuant to which the Company agreed to pay Dr. Horowitz a salary of $125,000, together with an annual incentive bonus equal to a percentage of the Company's pre-tax profits. Such incentive bonus ranges from 6% to 18% of the Company's pre-tax profits, based on the level of such pre-tax profits. In addition, upon execution of the agreement, Dr. Horowitz received options to purchase 750,000 shares of Common Stock, which options vest as to 150,000 shares on the date of grant and upon each of the next four anniversary dates thereof. The Company further agreed to grant Dr. Horowitz options to purchase an additional 100,000 shares of Common Stock in consideration of Dr. Horowitz' prior guaranty of the Company's payments under a certain bank loan agreement. The Company pays or reimburses Dr. Horowitz for the travel expense between New York and Florida and the rental of cars in both locations. During fiscal 1997, 1996, and 1995, these expenses aggregated $88,724, $67,200, and $65,155, respectively. The Employment Agreement was not renewed in October 1997.


CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS

    Mr. Kenneth Ross Wolfe, a director of the Company, provides legal services to the Company. Mr. Wolfe has received approximately $89,000 in legal fees in fiscal year 1997 and approximately $33,000 in fiscal year 1996.

    From June 1994 to November 1995, Dr. Irwin A. Horowitz, the Chairman of the Board, Chief Executive Officer, and President of the Company, guaranteed the Company's payments under certain bank loan agreements. Such loans were in the aggregate principal amount of $1,185,000, and as of December 1995, were paid in full, at which time the total balance was $1,007,459. In consideration for such guaranty, in August 1996, Dr. Horowitz received options to purchase 100,000 shares of Common Stock at an exercise price of $3.25 per share. Such exercise price was lowered to $.375 in February 1998 and to $.1875 in April 1998.

    From time to time, Dr. Horowitz has loaned the Company funds to cover its working capital needs. On August 16, 1996, the Company delivered to Dr. Horowitz a promissory note in the amount of $668,000 (the principal balance on that date), payable on demand after June 1, 1997, and five-year warrants to purchase 427,520 shares of Common Stock at an exercise price of $3.125 per share in consideration of such loan and for Dr. Horowitz's agreement that such loan would not bear interest.
On December 17, 1996, Dr. Horowitz agreed to extend to
December 2, 1997 the due date of the loans made on or before August 16, 1996, as well as all subsequent loans, in the net aggregate principal amount of $1,034,013. In consideration thereof and for Dr. Horowitz's agreement that such loans would be interest free, the Company agreed that the per share exercise price of the warrants granted in August 1996 as well as of the options granted to him in October 1996 pursuant to his Employment Agreement with the Company, would be reduced to $2.375 per share, the then current fair market value of the Common Stock. In addition, the Company granted to Dr.
Horowitz additional incentive and non-incentive options to purchase an aggregate of 750,000 shares of Common Stock, of which the incentive options (for 38,270 shares) were exercisable at $2.613 per share and the non-incentive options (for 711,730 shares) were exercisable at $2.375 per share. On May 6, 1997, in consideration for additional interest-free loans (which amount includes reduced salary payments), made by Dr. Horowitz, the Company granted to Dr. Horowitz additional three-year warrants to purchase 350,000 shares of Common Stock, at an exercise price of $1.9375 per share, all of which warrants are immediately exercisable. On September 4, 1997, as compensation to Dr. Horowitz for having made a one year interest-free loan to the Company in the amount of $500,000, the Company issued to Dr. Horowitz a three year warrant to purchase 1,100,000 shares of Common Stock at an exercise price of $.84375 per share. On October 28, 1997, as compensation to Dr. Horowitz for having deferred salary payments totalling $129,808, the Company issued to Dr. Horowitz a three year warrant to purchase 285,577 shares of Common Stock at an exercise price of $.6875 per share. At November 30, 1997, the Company was indebted to Dr. Horowitz in the amount of $1,781,308.

    On February 19, 1998, the exercise price of all of the options and warrants held by Dr. Horowitz was lowered to $.375 per share (except for incentive stock options, which were lowered to $.4125 per share), the then current market price of the Common Stock, in consideration of his agreement to extend on an interest free basis the due date of all of his loans to the Company to February 19, 1999. On April 1, 1998, the exercise price of all of such options and warrants was further lowered to $.1875 per share (except for incentive stock options, which were lowered to $.206 per share) in consideration of Dr. Horowitz's agreement to extend on an interest free basis the due date of all of his loans to the Company until April 19, 1999.


PROPOSAL TO AMEND THE COMPANY'S
CERTIFICATE OF INCORPORATION TO
EFFECT THE SHARE INCREASE

    On _______, 1998, the Board of Directors of the Company approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 70,000,000, and directed that such amendment (a copy of which is attached hereto as Exhibit A) be submitted for ratification and approval by the stockholders of the Company at the Meeting.

Reasons for Increasing the Number of Authorized Shares of
Common Stock

    The proposed Share Increase will enhance the Company's flexibility in connection with possible future actions, such as acquisitions, financing transactions, employee benefit plan issuances, stock splits, stock dividends, and such other corporate purposes that may arise. Having such authorized Common Stock available for issuance in the future would allow additional shares of Common Stock to be issued without the expense and delay of a special stockholders' meeting. Such a delay might deny the Company the flexibility the Board views as important in facilitating the effective use of the Common Stock. The
Company is not presently engaged in any negotiations with respect to the use of any shares of the additional authorized Common Stock, nor are there currently any commitments, arrangements, or understandings with respect to the issuance of such shares.

Effect of the Increase

    The Share Increase will not alter the par value of the Common Stock or the rights of stockholders.

No Right of Appraisal

    Under the Delaware General Corporation Law, the State in which the Company is incorporated, dissenting stockholders are not entitled to appraisal rights with respect to the Company's proposed amendment to its Certificate of Incorporation to effect the Share Increase and the Company will not provide stockholders with any such right.

Voting Requirement

    Approval of the proposal to effect the Share Increase requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting.

    The Board of Directors recommends that the stockholders vote FOR the proposed amendment to the Company's
Certificate of Incorporation to effect the Share Increase.

                    Method of Effecting the Share Increase

    The Share Increase shall become effective automatically and without further action by the stockholders upon the filing with the Delaware Secretary of State of an appropriate certificate of amendment to the Certificate of Incorporation of the Company
(the "Share Increase Filing"). The complete text of such amendment is set forth in Exhibit A hereto. At any time prior to the effectiveness of the Share Increase Filing (or, if no Share Increase Filing has been made, prior to the Share Increase Filing), the Board of Directors may abandon such amendment without further action by the stockholders.



                        RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS

    The Board of Directors has selected the accounting firm of Hoberman, Miller, Goldstein & Lesser, P.C. to serve as independent auditors of the Company to perform the annual audit for the year ending November 30, 1998 and proposes the ratification of such decision. A representative of Hoberman, Miller, Goldstein & Lesser, P.C. is expected to be present at the Meeting. He or she will have the opportunity to make a statement if he or she so desires to do so and will be available to respond to appropriate stockholder questions.

    The Board of Directors recommends a vote FOR ratification of the selection of Hoberman, Miller, Goldstein
& Lesser, P.C. as independent auditors for the Company for the year ending November 30, 1998.

                      SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and NASDAQ. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

    Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended November 30, 1997, its officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except with respect to Mr. Eugene Bilotti, a former director, for whom there was one late filing (for a sale of Common Stock).


                            STOCKHOLDERS PROPOSALS

    Stockholders who wish to present proposals for action at the 1999 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary of the Company no later than June __, 1999 for inclusion in next year's proxy materials.


                         ANNUAL REPORT TO STOCKHOLDERS

    The Annual Report to Stockholders of the Company for the year ended November 30, 1997, including audited financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy
Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

    The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. If any other matters are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgments.

By Order of the Board of Directors

/s/ Kenneth Ross Wolfe


Kenneth Ross Wolfe, Secretary

Sarasota, Florida
October __, 1998

STOCKHOLDERS ARE URGED TO SPECIFY THEIR
CHOICES, DATE, SIGN, AND RETURN
THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.
PROMPT RESPONSE IS HELPFUL AND YOUR
COOPERATION WILL BE APPRECIATED.


  PRELIMINARY COPY
                                     PROXY

DIVERSIFAX, INC.
4274 Independent Court
Sarasota, FL 34234-2109


          This Proxy is solicited on behalf of the Board of Directors

          The undersigned, acknowledging receipt of the proxy statement dated October __, 1998 of Diversifax, Inc., hereby constitutes and appoints Irwin A. Horowitz and Kenneth Ross Wolfe, and each or any of them, attorney, agent, and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place, and stead of the undersigned, to appear and vote all the shares of stock of Diversifax, Inc., standing in the name of the undersigned on the books of said corporation on October __, 1998 at the Annual Meeting of Stockholders of Diversifax, Inc., to be held at the principal office of the Company, 4274 Independent Court, Sarasota,
Florida 34234-2109, on November 18, 1998, at 2:00 p.m., New
York City time, and all adjournments thereof.

          When properly executed, this proxy will be voted as designated by the undersigned.

          If no choice is specified, this proxy will be voted (i) FOR the election of the nominees for directors herein, (ii) FOR the proposed amendment to the Company's Certificate of Incorporation to effect the increase (the "Share Increase") in the number of authorized shares of common stock, par value $.001 per share, of the Company from 40,000,000 to 70,000,000 and
(iii) FOR ratification of the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as independent auditors.

1.        ELECTION OF DIRECTORS

          (  )      FOR all nominees listed below (except as written
                    in on the line below)

                    Irwin A. Horowitz, Judd Rothman, Kenneth Ross
Wolfe.

          (  )      WITHHOLD AUTHORITY

                    (  )     For ALL Nominees

                    (  )     For the individual(s) listed below

          (Instruction: To withhold authority to vote for any individual nominee, please write in name on line below)




2.        PROPOSAL TO RATIFY AND APPROVE THE
          AMENDMENT TO THE COMPANY'S
          CERTIFICATE OF INCORPORATION TO EFFECT
          THE SHARE INCREASE.

          (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

3.        PROPOSAL TO RATIFY THE APPOINTMENT OF
          HOBERMAN, MILLER, GOLDSTEIN & LESSER,
          P.C. AS INDEPENDENT AUDITORS.

          (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

4.        FOR SUCH OTHER MATTERS THAT MAY
          PROPERLY COME BEFORE THE MEETING AND
          ANY ADJOURNMENTS THEREOF.


Date


Print Name


Signature


Signature, if held jointly

          When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY
PROMPTLY IN THE ENCLOSED ENVELOPE.